GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Global Trends Allocation Fund

(the “Fund”)

Supplement dated April 17, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated April 28, 2017

Effective April 20, 2017 (the “Effective Date”), Federico Gilly, Managing Director, and Oliver Bunn, Vice President, will serve as portfolio managers for the Fund. Gary Chropuvka, CFA, Managing Director, Co-Head of Quantitative Investment Strategies, will continue to serve as a portfolio manager for the Fund.

In addition, on the Effective Date, Amna Qaiser will no longer serve as a portfolio manager for the Fund. Accordingly, all references to Ms. Qaiser in the Prospectus, Summary Prospectus and SAI will be deleted in their entirety.

Accordingly, the Fund’s disclosures are modified as follows:

On the Effective Date, the following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Global Trends Allocation Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Co-Head of Quantitative Investment Strategies, has managed the Fund since 2013; and Federico Gilly, Managing Director, and Oliver Bunn, Vice President, have managed the Fund since 2018.

On the Effective Date, the following replaces in its entirety the table in the “Quantitative Investment Strategies (‘QIS’) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Gary Chropuvka, CFA Managing Director, Co-Head of Quantitative Investment Strategies	Portfolio Manager— Global Trends Allocation Fund	Since 2013	Mr. Chropuvka is co-head of the Quantitative Investment Strategies (QIS) team within GSAM. The QIS team manages leading big data, smart beta and alternative risk premia strategies around the world, focusing on factor-based approaches in stock selection, rules-based and customized indices, hedge fund beta, impact investing, as well as tax-efficient investment strategies. Previously, Mr. Chropuvka was a portfolio manager for GSAM’s QIS Equity Alpha business, managing the portfolio implementation efforts for both tax-exempt and taxable clients, a position he held for seven years. Mr. Chropuvka has been a member of the QIS team since 1999, having joined to manage the team’s tax-efficient investment strategies. Mr. Chropuvka joined Goldman Sachs in 1998 as an analyst in GSAM’s Private Equity Group and was named managing director in 2006 and partner in 2014.
Federico Gilly Managing Director	Portfolio Manager— Global Trends Allocation Fund	Since 2018	Mr. Gilly is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies (QIS) platform. Mr. Gilly joined Goldman Sachs in 2000.
Oliver Bunn Vice President	Portfolio Manager— Global Trends Allocation Fund	Since 2018	Mr. Bunn is a portfolio manager and researcher for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2014 and is primarily focused on alternative risk premia and hedge fund beta strategies. Previously, he researched and developed equity strategy indices at Barclays.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

VITNAVPMCHGSTK 04-18